SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☑    Filed by a party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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THE CENTRAL EUROPE AND RUSSIA FUND, INC.

345 Park Avenue

New York, New York 10154

A Message from the Fund’s President

March 6, 2013

To our Stockholders:

You are cordially invited to attend a Special Meeting of Stockholders (the “Meeting”) of The Central Europe and Russia Fund, Inc., a Maryland corporation (the “Fund”), to be held at 11:00 a.m., New York time, on April 19, 2013 at the offices of Deutsche Bank, 60 Wall Street, New York, New York 10005. While you are, of course, welcome to join us at the Meeting, we expect that most stockholders will cast their votes by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

Stockholders are being asked to approve a proposal to change the investment objective of the Fund from “seeking long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia” to “seeking long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey” and to make a corresponding change to a related fundamental policy that currently requires the Fund, under normal circumstances, to invest at least 80% of its net assets in the securities of issuers domiciled in Central Europe or Russia. Upon stockholder approval of the proposal, that fundamental investment policy will read as follows: “Under normal circumstances, at least 80% of the Fund’s net assets (plus borrowings used for investment purposes) will be invested in the securities of issuers domiciled in Central Europe, Russia and Turkey.”

Upon approval of the proposal by stockholders, the Fund would change its name to “The Central Europe, Russia and Turkey Fund, Inc.”

The proposed change in investment objective and related fundamental policy is intended to allow portfolio management additional flexibility to make investments in Turkey, which like Russia has a relatively large and investable market, while still retaining the ability to invest in the markets of Central Europe. Currently, investments outside of Central Europe and Russia (including those in Turkey) may not exceed 20% of the Fund’s total assets.

The enclosed proxy statement provides greater detail about the proposal and how its approval would affect the Fund. Please read these materials carefully.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Meeting, it is important that you vote your shares. We urge you to complete, sign, date and mail the enclosed proxy, vote by telephone or record your voting instructions on the Internet as soon as possible. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed on your proxy card.

We appreciate the time and consideration that we are sure you will give to this important matter. If you have questions about the proposal, please call AST Fund Solutions, LLC, the Fund’s proxy solicitor, at 1-877-297-1747 or contact your financial advisor. Thank you for your continued support of the Fund.

Sincerely,

W. Douglas Beck

President and Chief Executive Officer

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

345 Park Avenue

New York, New York 10154

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To our Stockholders:

Notice is hereby given that a Special Meeting of Stockholders (the “Meeting”) of The Central Europe and Russia Fund, Inc., a Maryland corporation (the “Fund”), will be held at 11:00 a.m., New York time, on April 19, 2013 at the offices of Deutsche Bank, 60 Wall Street, New York, New York 10005 for the following purposes:

1. To approve a change in the Fund’s investment objective from seeking “long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia” to seeking “long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey;” and a corresponding change in a fundamental investment policy of the Fund to require the Fund, under normal circumstances, to invest at least 80% of its net assets (plus borrowings used for investment purposes) in the securities of issuers domiciled in Central Europe, Russia and Turkey.

2. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

        Only holders of record of Common Stock at the close of business on February 19, 2013 are entitled to notice of, and to vote at, this Meeting or any postponement or adjournment thereof.

By Order of the Board of Directors

John Millette

Secretary

Dated: March 6, 2013

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided or to record your voting instructions by telephone or via the internet so that you will be represented at the meeting. If you complete and sign the proxy card (or tell us how you want to vote by voting by telephone or via the Internet), we will vote exactly as you tell us. If you simply sign the proxy card, we will vote in accordance with the Board’s recommendation on the proposal. Your prompt return of the enclosed proxy (or your voting by telephone or via the internet) may save the necessity and expense of further solicitations. If you have any questions, please call AST Fund Solutions, LLC at 1200 Wall Street West, 3rd Floor, Lyndhurst, New Jersey 07071 or at the special toll-free number we have set up for you (1-877-297-1747), or contact your financial advisor.

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL AND SPECIAL MEETING

Q:	What is the proposal?

A:	You are being asked to approve a change in the Fund’s investment objective and a corresponding change in a fundamental investment policy of the Fund. If the new objective is approved, the Fund intends to invest, under normal circumstances, at least 80% of its net assets in equity or equity-linked securities of issuers domiciled in countries in Central Europe, Russia and Turkey.

Q:	What countries are included in the definition of “Central Europe”?

A:	The term “Central Europe” is defined as Republic of Albania, Republic of Austria, Republic of Belarus, Republic of Bosnia and Herzegovina, Republic of Bulgaria, Republic of Croatia, Czech Republic, Republic of Estonia, Federal Republic of Germany, Republic of Hungary, Republic of Latvia, Grand Duchy of Liechtenstein, Republic of Lithuania, former Yugoslav Republic of Macedonia, Republic of Moldova, Republic of Poland, Romania, Slovak Republic, State Union of Serbia and Montenegro, Republic of Slovenia, Swiss Confederation and Ukraine.

Q:	Why has the Board recommended the change to the Fund’s investment objective and related fundamental policy?

A:	The Board of Directors, based on advice from the Fund’s investment adviser, has determined that investment opportunities available to the Fund should include greater flexibility to invest in Turkey because Turkey has the second largest weighting (after Russia) in the Fund’s benchmark, the MSCI Emerging Markets Europe Index, and provides an additional large, liquid market for investment by the Fund. Currently, Russia and Turkey are the only large, liquid markets that the Fund invests in. Although Turkey had an 18.4% weighting in the Fund’s benchmark at December 31, 2012, the Fund is limited in its ability to overweight Turkey by the current restriction on investing more than 20% of total assets outside of Central Europe and Russia. The proposed changes would improve the Fund’s diversification possibilities by increasing its ability to invest in Turkey.

Q:	What additional changes has the Board approved that would become effective if the proposal is approved by stockholders?

A:	If stockholders approve the proposal, the Fund’s name would change to “The Central Europe, Russia and Turkey Fund, Inc.” In addition, subject to approval of the proposal by stockholders, the Board has approved a change to an existing non-fundamental investment restriction that would increase the percentage of the Fund’s assets that could be invested in securities of issuers domiciled in Turkey from 20% of the Fund’s total assets to 40% of the Fund’s total assets.

Q:	How can I vote or authorize my vote to be cast?

A:	You can vote in any one of four ways:

•	By sending the enclosed proxy card, signed and dated, to us in the envelope provided;

•	Via the Internet, by going to the website listed on your proxy card;

•	By telephone, by calling the toll-free number listed on your proxy card; or

•	In person, by attending the Special Meeting discussed in the proxy materials.

Q:	Who should I call for additional information about this Proxy Statement?

A:	Please call AST Fund Solutions, LLC, the Fund’s proxy solicitation agent, at 1-877-297-1747, or your financial advisor.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.

345 Park Avenue

New York, New York 10154

SPECIAL MEETING OF STOCKHOLDERS

April 19, 2013

PROXY STATEMENT

This Proxy Statement is furnished by the Board of Directors (the “Board of Directors” or “Board”) of The Central Europe and Russia Fund, Inc., a Maryland corporation (the “Fund”), in connection with the solicitation of proxies for use at the Special Meeting of Stockholders (the “Meeting”) to be held at 11:00 a.m., New York time, on April 19, 2013 at the offices of Deutsche Bank, 60 Wall Street, New York, New York 10005. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Special Meeting of Stockholders.

If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting, and any postponement or adjournment thereof, in accordance with the instructions on the Proxy, but if no instructions are specified, shares will be voted FOR the change in the Fund’s investment objective and the corresponding change to a fundamental investment policy of the Fund (the “Proposal”). A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund, by submitting a subsequently executed and dated proxy or by attending the Meeting and voting in person.

If a stockholder owns shares of the Fund in violation of applicable law, including the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may determine that any vote attributable to such shares will not be counted, or that such shares will not be counted for quorum purposes, or both. Under Section 12(d)(1) of the 1940 Act, the acquisition of more than 3% of the Fund’s common stock by another fund (whether registered, private or offshore) is unlawful. Therefore, the votes cast on behalf of any such fund, or by any other stockholder whose holdings may be invalid, may not be counted. There is legal uncertainty about the operation of Section 12(d)(1) and about the Fund’s right under federal and state law to invalidate votes cast by a person whose Fund shares are held in violation of law. The Fund may seek judicial resolution of the uncertainty in any particular case.

The close of business on February 19, 2013 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 13,086,615.05 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Special Meeting, this Proxy Statement and the form of Proxy will first be mailed to stockholders on or about March 8, 2013.

Approval of the change in the Fund’s investment objective requires approval of a majority of the Fund’s outstanding voting securities, which is defined in the 1940 Act as the lesser of (1) 67% of the Fund’s shares present at a meeting of its stockholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or (2) more than 50% of the Fund’s outstanding shares (a “Majority Vote”). Proxies not voted will not be counted toward establishing a quorum. The Fund intends to treat properly executed proxies that are marked “abstain” and broker non-votes as present for this purpose. A “broker non-vote” is deemed to have occurred when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on the matter. Because a Majority Vote requires a proportion of shares present at the meeting or a proportion of shares outstanding, abstentions and broker non-votes will have the effect of votes “against” the Proposal.

INTRODUCTION

The Board of Directors of the Fund has considered and approved, and recommended for stockholder approval, a change in the investment objective of the Fund to seeking long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey and a corresponding change to a fundamental investment policy of the Fund.

The Board of Directors has also approved a change in the name of the Fund to “The Central Europe, Russia and Turkey Fund, Inc.,” to become effective only if the Proposal is approved by stockholders.

The proposed changes to the Fund’s investment objective and fundamental investment policy are based upon the determination by the Board of Directors, with advice of Deutsche Asset Management International GmbH (the “Investment Adviser”), that the Fund would benefit from portfolio management’s ability to increase exposure to Turkey beyond the current limit of 20% of net assets. Under the current investment objective and fundamental investment policy, portfolio management has limited attractive investment options available at times when the relative investment attractiveness of Central Europe is such that portfolio management would favor investments in large, liquid markets. By expanding the Fund’s core geographic focus, portfolio management would be able to overweight Russia and/or Turkey in relation to the Fund’s MSCI Emerging Markets Europe Index benchmark. The two countries represent the two largest securities markets in the benchmark. Currently, there is no fundamental limit on the Fund’s investments in Russia (although the Board has approved a non-fundamental limit of 75%), but the Fund’s investments outside of Central Europe and Russia, including those in Turkey, may not exceed 20% of the Fund’s total assets. Approval of the Proposal would permit portfolio management to improve the Fund’s diversification possibilities by increasing the maximum allowed allocation to Turkey. Subject to stockholder approval of the Proposal, the Board has approved a non-fundamental investment limit of 40% of the Fund’s total assets in securities of issuers domiciled in Turkey.

Set forth below is a summary of the Proposal:

Change of the Fund’s Investment Objective and Corresponding Investment Policy. The current investment objective of the Fund is “to seek long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia.” The proposed new investment objective would be “to seek long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey.” The current corresponding investment policy states: “Under normal circumstances, at least 80% of the Fund’s net assets will be invested in the securities of issuers domiciled in Central Europe or Russia.” The policy provides that the 80% policy also applies to borrowings. The proposed new fundamental investment policy would state: “Under normal circumstances, at least 80% of the Fund’s net assets (plus borrowings used for investment purposes) will be invested in the securities of issuers domiciled in Central Europe, Russia and Turkey.”

PROPOSAL 1:

TO APPROVE A CHANGE IN THE FUND’S INVESTMENT OBJECTIVE AND CORRESPONDING INVESTMENT POLICY

Current Investment Objective and Corresponding Fundamental Policy.    The Fund’s current investment objective is to seek long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. This objective is a fundamental policy that may not be changed without a Majority Vote of the stockholders of the Fund. As a matter of fundamental policy, under normal circumstances, at least 80% of the Fund’s net assets, plus the amount of any borrowings, must be invested in the securities of issuers domiciled in Central Europe or Russia. The Fund may also invest up to 20% of the value of its total assets in (1) equity or equity-linked securities of issuers domiciled elsewhere in Europe or (2) fixed income securities of European or Russian issuers. The Fund also has a non-fundamental policy that under normal circumstances limits investment in Turkey to no more than 20% of the Fund’s total assets.

Proposed Investment Objective and Corresponding Fundamental Policy.    The Fund’s Investment Adviser recommended, and the Board approved and recommended to stockholders for their approval, that the Fund’s current investment objective and corresponding fundamental policy be changed to the following objective and corresponding fundamental policy:

“To seek long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey.”

“Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings used for investment purposes) in securities of issuers domiciled in Central Europe, Russia and Turkey.”

No assurance can be given that the Fund will be able to achieve its objective. Although the 80% requirement applies to net assets plus borrowings used for investment purposes, the Fund may borrow money only for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of the value of its total assets (not including the amount borrowed).

The term “Central Europe” includes, for this purpose, the following 22 countries: Republic of Albania, Republic of Austria, Republic of Belarus, Republic of Bosnia and Herzegovina, Republic of Bulgaria, Republic of Croatia, Czech Republic, Republic of Estonia, Federal Republic of Germany, Republic of Hungary, Republic of Latvia, Grand Duchy of Liechtenstein, Republic of Lithuania, former Yugoslav Republic of Macedonia, Republic of Moldova, Republic of Poland, Romania, Slovak Republic, State Union of Serbia and Montenegro, Republic of Slovenia, Swiss Confederation and Ukraine.

The Fund may also invest in equity or equity-linked securities of issuers domiciled elsewhere in Europe. The term “Europe” includes the countries of Central Europe as well as the Kingdom of Belgium, Republic of Cyprus, Kingdom of Denmark, Republic of Finland, Republic of France, Hellenic Republic (Greece), Republic of Iceland, Republic of Ireland, Italian Republic, Grand Duchy of Luxembourg, Republic of Malta, Kingdom of the Netherlands, Kingdom of Norway, Republic of Portugal, Russia, Kingdom of Spain, Kingdom of Sweden, Republic of Turkey and United Kingdom of Great Britain and Northern Ireland. Any future country or countries (or other political entity) formed by combination or division of the countries comprising Central Europe or Europe shall also be deemed to be included within the terms “Central Europe” or “Europe,” respectively.

An issuer is deemed to be “domiciled” in a country or region if: (1) it is organized under the laws of that country, or a country within that region, or maintains its principal place of business in that country or region, (2) it derives 50% or more of its annual revenues or profits from goods produced or sold, investments made or services performed in that country or region, or has 50% or more of its assets in that country or region, in each case as determined in good faith by the Fund’s Investment Adviser, or (3) its equity securities are traded principally in that country or region.

The Board has adopted a non-fundamental policy, which may be changed at any time without stockholder approval, that currently permits the Fund to invest up to the following percentages of the value of the Fund’s total assets in equity or equity-linked securities of issuers domiciled in the following countries: Russia, 75%; Poland, 65%; Hungary, 50%; Czech Republic, 30%; Turkey, 20%; and any single other country, 15%. Subject to stockholder approval of the Proposal, the Board has adopted a non-fundamental policy, which may be changed at any time without stockholder approval, that would permit the Fund to invest up to 40% of the value of the Fund’s total assets in equity or equity-linked securities of issuers domiciled in Turkey.

Effect of Adoption of the Proposal.    The Fund has not previously been permitted under normal market conditions to invest more than 20% of the value of its total assets in equity or equity-linked securities of issuers domiciled in countries other than those in Central Europe and Russia, including Turkey, which had a weighting of 18.4% in the Fund’s benchmark, the MSCI Emerging Market Europe Index, at December 31, 2012. Upon the adoption of the Proposal by the stockholders, the Fund will no longer be subject to a fundamental limit on its investments in Turkey, but will be subject to a non-fundamental limit of 40% of its total assets in securities of issuers domiciled in Turkey. This potential for additional investment in Turkey, which has a relatively large, liquid securities market, is expected to provide greater flexibility for portfolio management to react to changing market conditions in Central Europe and Russia.

Recommendation.    The Board recommends a vote FOR the Proposal.

Required Vote.    A Majority Vote of the Fund’s stockholders entitled to vote is required to approve the amendment to the Fund’s investment objective.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of February 19, 2013 no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Outstanding Common Stock
City of London Investment Group PLC City of London Investment Management Company Limited(1) 77 Gracechurch Street London, EC3V 0AS England	3,901,025 shares	30.1%
Lazard Asset Management LLC(2) 30 Rockefeller Plaza New York, NY 10112	1,903,239 shares	14.01%
Tesco Pension Investment Limited(3) 125 Finsbury Pavement London, EC2A 1HX England	953,500 shares	7.0%

(1)	This information is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 8, 2013.

(2)	This information is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on February 5, 2013.

(3)	This information is based exclusively on information provided by such entity on Schedule 13G/A filed with respect to the Fund on November 26, 2012.

The percentage of shares of Common Stock of the Fund beneficially owned by the Fund’s Board of Directors as of February 19, 2013, in the aggregate, did not exceed 1% of the total number of shares of the Fund outstanding, and none of the executive officers of the Fund held any Fund shares as of that date. Holdings of individual directors as of February 19, 2013 were as follows:

Director	Shares of Common Stock Beneficially Owned as of February 19, 2013
Wilhelm Bender*	0
Detlef Bierbaum	3,229
Ambassador Richard R. Burt	5,836
Richard Karl Goeltz	323
Dr. Franz Wilhelm Hopp	0
Dr. Friedbert H. Malt	252
Christian H. Strenger	664
Robert H. Wadsworth	4,887
Joachim Wagner	350

*	Mr. Bender became a director of the Fund effective January 1, 2013.

The mailing address of all directors and officers with respect to Fund operations is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, NYC20-2799, New York, New York 10154.

ADDRESS OF INVESTMENT ADVISER AND ADMINISTRATOR

The principal office of Deutsche Asset Management International GmbH, the Fund’s Investment Adviser, is located at Mainzer Landstrasse 178-190, D-60327 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Investment Management Americas Inc., the Fund’s Administrator, is located at 345 Park Avenue, New York, New York 10154.

OTHER MATTERS

No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the Meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their discretion. Abstentions and broker non-votes shall have no effect on the outcome of a vote to adjourn the Meeting.

STOCKHOLDER PROPOSALS

In order for stockholder proposals otherwise satisfying the eligibility requirements of SEC Rule 14a-8 to be considered for inclusion in the Fund’s proxy statement for the 2013 Annual Meeting, the proposals would need to have been received at The Central Europe and Russia Fund, Inc., c/o Deutsche Investment Management Americas, Attention: Secretary, One Beacon Street, Boston, MA 02018, on or before January 24, 2013.

In addition, the Fund’s Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2013 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund’s proxy statement, written notice of such business as prescribed in the Bylaws would need to have been delivered to the Fund’s Secretary, at the principal executive offices of the Fund, between January 24, 2013 and February 23, 2013. For additional requirements, the stockholder may refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund’s Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless of any earlier notice provided in accordance with SEC Rule 14a-8.

PROXY COSTS AND SOLICITATION OF PROXIES

The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the Administrator or by telephone or Internet. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with AST Fund Solution, LLC to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $3,500 plus reimbursement of normal expenses (the exact cost will depend on the amount and types of services rendered). If the stockholders record votes by telephone or through the Internet, the proxy solicitor will use procedures designed to authenticate stockholders’ identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to allow stockholders to confirm that their instructions have been recorded properly.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or via the Internet, the stockholder may still submit the proxy card(s) originally sent with this Proxy Statement or attend the Meeting in person. Should stockholders require additional information regarding the proxy or replacement proxy card(s), they may call AST Fund Solutions, LLC toll-free at 1-877-297-1747. Any proxy given by a stockholder is revocable until voted at the Meeting.

As the Meeting date approaches, certain stockholders of the Fund may receive a telephone call from a representative of AST Fund Solutions, LLC if their votes have not yet been received. One Proxy Statement may be delivered to two or more stockholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Proxy Statement, which will be delivered upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, stockholders should call 1-800-437-6269 or write to the Fund at 345 Park Avenue, New York, New York 10154.

ANNUAL REPORT DELIVERY

The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2012 and the most recent semi-annual report, if any, to any stockholder upon request. Such requests should be directed by mail to The Central Europe and Russia Fund, Inc., c/o Deutsche Investment Management Americas, 345 Park Avenue, NYC20-2799, New York, New York 10154 or by telephone to 1-800-437-6269. Annual reports are also available on the Fund’s web site: www.ceefund.com.

John Millette

Secretary

Dated: March 6, 2013

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A PROXY CARD, PLEASE CONTACT AST FUND SOLUTIONS, LLC AT 1-877-297-1747.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED PROXY CARD AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD FOR VOTING BY TELEPHONE OR VIA THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL STOCKHOLDER MEETING TO BE HELD ON APRIL 19, 2013:

The Notice of Meeting, Proxy Statement and Proxy Card are available at www.proxyonline.com/docs/cce2013.pdf

PROXY CARD	small barcode here
The Central Europe and Russia Fund, Inc. PROXY FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 19, 2013

This proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of The Central Europe and Russia Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints John Millette, Caroline Pearson and Melinda Morrow, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of the Stockholders of the Fund to be held at 11:00 a.m., New York time, on April 19, 2013 at the offices of Deutsche Bank, 60 Wall Street, New York, New York 10005 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference herein, and revokes any proxy heretofore given with respect to such meeting.

John Q. Shareholder FBO Timmy Shareholder 11 Proxy Vote Road Proxyville, IL, 29455 (shows through window on outbound envelope)	NOTE: Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at
1-877-297-1747. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.	SIGNATURE	DATE

	SIGNATURE (if held jointly	DATE

Title – if a corporation, partnership or other entity

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the Proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

THREE OPTIONS FOR VOTING YOUR PROXY

1. Internet	Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number found in the box at the right at the time you execute your vote.
2. Telephone	To cast your vote via a touch-tone voting line, call toll-free 1-866-458-9863 and enter the control number found on the reverse side of this proxy card.
3. Mail	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 19, 2013

The proxy statement for this meeting is available at: www.proxyonline.com/docs/cce2013.pdf

TAG ID:	BAR CODE	CUSIP: 123456789

The Central Europe and Russia Fund, Inc.	PROXY CARD

The votes entitled to be cast by the undersigned will be cast as instructed below. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “For” the proposal described in the proxy statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors unanimously recommends a vote “For” Proposal 1 below.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSAL:

	FOR	AGAINST	ABSTAIN
1. To approve a change in the Fund’s investment objective from seeking “long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe and Russia” to seeking “long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey;” and a corresponding change in a fundamental investment policy of the Fund to require the Fund, under normal circumstances, to invest at least 80% of its net assets (plus borrowings used for investment purposes) in the securities of issuers domiciled in Central Europe, Russia and Turkey.

THANK YOU FOR VOTING

TAG ID:	BAR CODE	CUSIP: 123456789